Kelly Services, Inc. Fourth Quarter 2015 Conference Call 1 February 4, 2016 Exhibit 99.2

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements. 2 Safe Harbor Statement

– Earnings from Operations triple YOY* • Dropped more than 70% of constant currency GP growth to the bottom line* – OCG revenue growth at 16% YOY in constant currency – Branch-based PT revenue growth of 19%, excluding impact of 53rd week – Earnings per share of $0.88 versus $0.54 in 2014* Fourth Quarter 2015 Highlights 3 ----- *Excluding 2014 restructuring charges.

• Fourth quarter results represent solid GP rate improvement and continued operating leverage. • Year-over-year revenue growth reflects an additional week as a result of the 53-week fiscal year – or about half of the constant currency revenue growth. Fourth Quarter 2015 Financial Summary ----- (1) Q4 2015 includes 14 weeks. (2) Change from 2014 Actual results, excluding 2014 restructuring charges. EPS as adjusted was $0.54. (3) Constant Currency represent year-over-year changes resulting from translating 2015 financial data into USD using 2014 exchange rates. 4 Actual Results (1) Change(2) Constant Currency Change (3) Revenue $1.5B 2.6% 7.3% GP % 17.1% 80 bps Earnings from Operations $26.5M 196.7% 220.8% ROS % 1.8% 120 bps EPS $0.88 $0.34

• Overall revenue growth reflects an additional week of revenue due to the 53-week year – accounting for about half of the constant currency revenue growth. • OCG Revenue growth at 14%, as reported, 16% in constant currency. • Americas PT growth reflects strong double-digit growth in branch-delivered business, partially offset by headwinds in centralized accounts. • EMEA and APAC constant currency growth continues despite uncertain economic conditions. Fourth Quarter 2015 Revenue Growth 47% 17% 17% 6% 13% Business Mix Americas Commercial Americas PT EMEA APAC OCG -5% -2% 1% 4% 7% 10% 13% 16% Total Americas Commercial Americas PT EMEA APAC OCG YOY Growth Reported Constant Currency 5

• Americas Commercial and PT staffing, and OCG comprise 81% of total Company GP. • GP Growth in the Americas represents increasing GP rate on modest revenue growth. • OCG GP growth reflects continued CWO and BPO growth – from both new and existing business. • EMEA reflects growth in temporary staffing business coupled with positive perm fee growth. • APAC GP reflects softness in perm fees and lower temp GP rate due to increases in large account business. Fourth Quarter 2015 Gross Profit 6 -20% -15% -10% -5% 0% 5% 10% 15% 20% Total Americas Commercial Americas PT EMEA APAC OCG YOY Growth Reported Constant Currency 44% 17% 15% 5% 19% Business Mix Americas Commercial Americas PT EMEA APAC OCG

• Americas GP rate reflects management of temporary employee payroll taxes and other benefits costs. Fourth Quarter 2015 Gross Profit Rate 16.3% 17.1% 7 15.6% 15.8% 16.0% 16.2% 16.4% 16.6% 16.8% 17.0% 17.2% Q4 2014 GP Rate EMEA/APAC GP Rate Total Perm Fees AMER GP Rate FX Q4 2015 GP Rate

$190 $195 $200 $205 $210 $215 $220 $225 Q4 2014 SG&A (1) FX Management Simplification EMEA/APAC AMER staffing OCG Corporate Q4 2015 SG&A • Americas staffing SG&A reflect increasing employee compensation expenses in branch-delivered business as a result of strong earnings growth. • Corporate expense reflects the impact of litigation related expenses. Fourth Quarter 2015 SG&A 8 $ in millions ----- (1) Excludes 2014 restructuring charges. $224 $223

Constant Currency Leverage - 2015 9 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q1 Q2 Q3 Q4 FY ----- Note: Constant currency leverage represents the constant currency earnings from operations year-over-year change divided by the constant currency gross profit year-over-year change. See Press Release for further details on reported amounts. • 2015 constant currency leverage results reflect consistent focus in GP growth and effective cost management.

10 Full Year Conversion Rate • 2015 was a year of strong performance – and increasing Conversion rates – for all business units. • Total Company Conversion rates nearly doubled. ----- (1) Excluding restructuring charges. (2) Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. $ in Millions Gross Profit Earnings from Operations Conversion rate (2) Gross Profit Earnings from Operations (1) Conversion rate (1)(2) Change Americas 565.3$ 108.7$ 19.2% 535.5$ 88.7$ 16.6% 2.6% EMEA 143.2 14.0 9.8% 173.5 12.9 7.4% 2.4% APAC 55.8 9.1 16.3% 60.2 3.8 6.3% 10.0% OCG 160.6 28.5 17.7% 143.6 16.3 11.4% 6.3% Total Company 920.3$ 66.7$ 7.2% 908.4$ 33.9$ 3.7% 3.5% 2015 2014

$50 $55 $60 $65 $70 $75 $80 $85 $90 $95 2014 2015 Q1 2015 Q2 2015 Q3 2015 • DSO at 54 days is consistent with the same quarter a year ago. • Debt to Equity ratio at 5.8% improved 4.1% from same period last year. Fourth Quarter 2015 Balance Sheet Data 11 $ in millions $ in millions Debt to Equity ratio 9.9% 8.8% 9.6% 8.2% 5.8% DSO 54 57 56 57 54 $1,060 $1,080 $1,100 $1,120 $1,140 $1,160 2014 2015 Q1 2 2015 Q3 2015 Accounts Receivab e (and DSO) Debt (and Debt to Equity ratio)

• Revenue up 4.5% to 5.5% YOY in constant currency • Gross Profit Rate up YOY • SG&A up 4% to 5% YOY – Down slightly on a sequential basis from Q4 2015 • Moderating operating leverage as a result of Q1’s lower seasonal volume 2016 Outlook – First Quarter 12

• Revenue up 3.5% to 4.5% YOY in constant currency • Gross Profit Rate up slightly YOY • SG&A up 2% to 3% YOY • Annual tax rate at 20%, including impact Work Opportunity Credits (1) 2016 Outlook – Full Year 13 ----- (1) Reinstated in December 2015, and effective through 2019.